UNITED STATES
		SECURITIES AND EXCHANGE COMMMISSION
		Washington, D.C. 20549


                FORM 8-K
                CURRENT REPORT


Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 16, 2001


                Spiegel Credit Corporation III
                Spiegel Master Trust
     (Exact name of registrant as specified in its charter)

    Delaware             333-39062 and 333-39062-01    36-3976025
    (State of            (Commission file              (I.R.S. Employer
    incorporation)       Number)                       Identification No.)


    400 West 9th Street, Suite 101B,
    Wilmington, DE                                           19801
    (Address of principal executive offices)                (Zip Code)


                                302-429-7609
           (Registrant's telephone number, including area code)


                                No Change
           (Former name or Former address, if changed since last report)



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Item 5. Other events

On January 16, 2001, Spiegel Credit Card Master Note Trust made available the Monthly Noteholders Statement for the Monthly Period beginning December 1, 2000 and ending December 31, 2000, which is attached as
Exhibit 20.1 hereto.



Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit 20.1          Monthly Noteholders Statement



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Spiegel Credit Corporation III and Spiegel Master Trust have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


               	      		  SPIEGEL CREDIT CORPORATION III
                                 (Co-Registrant)

Dated: January 30, 2001           By:   /s/ John R. Steele
                                        John R. Steele
                                        Treasurer and Director


               	      		  SPIEGEL MASTER TRUST
                                 (Co-Registrant)

Dated: January 30, 2001           By:   /s/ John R. Steele
                                        John R. Steele
                                        Treasurer and Director


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EXHIBIT INDEX

Exhibit No.
20.1    Monthly Noteholder Statement



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